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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 18, 2000
                                                         ----------------

                              Alleghany Corporation
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


                  1-9371                           51-0283071
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       (Commission File Number)       (IRS Employer Identification Number)


                           375 Park Avenue, Suite 3201
                            New York, New York 10152
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 752-1356
                                                           --------------


Item 5.  Other Events.

          On October 18, 2000, Alleghany Corporation ("Alleghany"), ABN AMRO North America Holding Company ("ABN AMRO") and Alleghany Asset Management, Inc. ("AAM") entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to its terms, AAM, a wholly-owned subsidiary of Alleghany, will merge with a to-be-formed wholly-owned subsidiary of ABN AMRO. All shares of AAM held by Alleghany will convert to cash upon completion of the merger and Alleghany will not retain an equity interest in the surviving entity. ABN AMRO will be the sole stockholder of the surviving entity. The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
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Item 7. Financial Statements and Exhibits.

         (c) Exhibits. The following exhibits accompany this report:



              Exhibit Number              Exhibit Description
              --------------              -------------------

                  2.1 Agreement and Plan of Merger, dated as of October 18, 2000, by and among ABN AMRO North America Holding Company, Alleghany Asset Management, Inc. and Alleghany Corporation. Alleghany
                                          Corporation agrees to furnish
                                          supplementally a copy of any omitted
                                          exhibit or schedule to the Securities
                                          and Exchange Commission upon request.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ALLEGHANY CORPORATION


Date:  October 23, 2000                  By:/s/  Peter R. Sismondo
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                                                 Peter R. Sismondo
                                                 Vice President, Controller,
                                                 Treasurer and
                                                 Assistant Secretary



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                                Index to Exhibits


              Exhibit Number              Exhibit Description
              --------------              -------------------

                  2.1 Agreement and Plan of Merger, dated as of October 18, 2000, by and among ABN AMRO North America Holding Company, Alleghany Asset Management, Inc. and Alleghany Corporation. Alleghany
                                          Corporation agrees to furnish
                                          supplementally a copy of any omitted
                                          exhibit or schedule to the Securities
                                          and Exchange Commission upon request.